Exhibit 99.1

CompoSecure Announces Pricing of Secondary Offering of Shares of Class A Common Stock by Selling Shareholders

SOMERSET, N.J., May 9, 2024 -- CompoSecure, Inc. (“CompoSecure”) (Nasdaq: CMPO), a leader in metal payment cards, security, and authentication solutions, today announced the pricing of a secondary offering of 7,000,000 shares of its Class A common stock, par value $0.0001 per share, by certain shareholders of the Company (the “Selling Shareholders”) at a price to the public of $6.50 per share for total gross proceeds of $45,500,000 million (the “Offering”). In connection with the Offering, the Selling Shareholders have granted the underwriters a 30-day option to purchase an additional 1,050,000 shares of Class A Common Stock. CompoSecure will not receive any of the proceeds from the sale of the shares by the Selling Shareholders. The Offering is expected to close on May 13, 2024, subject to customary closing conditions.

J.P. Morgan, BofA Securities, and TD Cowen are acting as joint book-running managers for the Offering and B. Riley Securities, Needham & Company, and Roth Capital Partners are acting as co-managers for the Offering.

The Offering is being made pursuant to CompoSecure’s existing resale registration statement on Form S-1, as amended by Post-Effective Amendment No. 2 to Form S-1 on Form S-3 (including a prospectus) filed with the Securities and Exchange Commission (the “SEC”) and declared effective, a prospectus and a related prospectus supplement. Copies of the final prospectus relating to the Offering may be obtained, when available, from: by visiting the SEC’s website at www.sec.gov. Alternatively, the prospectus may be obtained from: J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, by telephone: 1-866-803-9204 or by email at prospectus-eg_fi@jpmchase.com; BofA Securities, c/o BofA Merrill Lynch, NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, Attention: Prospectus Department, by telephone 1-800-294-1322 or by email at dg.prospectus_requests@bofa.com; or TD Securities (USA) LLC, 1 Vanderbilt Avenue, New York, NY 10017, by telephone at (855) 495-9846 or by email at TD.ECM_Prospectus@tdsecurities.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About CompoSecure

Founded in 2000, CompoSecure (Nasdaq: CMPO) is a technology partner to market leaders, fintech’s and consumers enabling trust for millions of people around the globe. The company combines elegance, simplicity and security to deliver exceptional experiences and peace of mind in the physical and digital world. CompoSecure’s innovative payment card technology and metal cards with Arculus security and authentication capabilities deliver unique, premium branded experiences, enable people to access and use their financial and digital assets, and ensure trust at the point of a transaction.

Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although CompoSecure believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, CompoSecure cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning CompoSecure’s possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect CompoSecure’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in CompoSecure’s forward-looking statements: the completion of the Offering; the ability of CompoSecure to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees; the possibility that CompoSecure may be adversely impacted by other global economic, business, competitive and/or other factors; the outcome of any legal proceedings that may be instituted against CompoSecure or others; future exchange and interest rates; and other risks and uncertainties, including those under “Risk Factors” in filings that have been made or will be made with the Securities and Exchange Commission. CompoSecure undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Corporate Contact

Anthony Piniella

Head of Communications, CompoSecure

(917) 208-7724

apiniella@composecure.com

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